SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 6, 2009
ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10212	94-1658138
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
or organization)
ANIXTER INC.
(Exact name of registrant as specified in its charter)

Delaware	333-153607-01	36-2361285
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
or organization)
2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-4.2
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On March 6, 2009, Anixter International Inc. and Anixter Inc. entered into an Underwriting Agreement with Banc of America Securities LLC, as representative of the underwriters named therein (the “Underwriting Agreement”), with respect to the offering and sale of $200,000,000 of 10% Senior Notes due 2014 (the “Notes”). The sale closed on March 11, 2009. The purchase price paid by the underwriters was 90.625% of the aggregate principal amount. The Notes were issued under the Indenture by and among Anixter Inc., Anixter International Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, dated as of September 9, 1996, as supplemented by the First Supplemental Indenture, dated as of February 24, 2005, and the Second Supplemental Indenture, dated as of March 11, 2009 (the “Second Supplemental Indenture”). The Notes were issued by Anixter Inc. and guaranteed by Anixter International Inc. The Notes were sold pursuant to an effective registration statement on Form S-3 (File Nos. 333-153607 and 333-153607-01). On March 11, 2009, Anixter International Inc. issued a press release related to the offering of the Notes (the “Press Release”) .
     A copy of the Underwriting Agreement, the Second Supplemental Indenture, the form of Note and the Press Release are filed as Exhibit 1.1, 4.1, 4.2 and 99.1, respectively, to this Report on Form 8-K, and are hereby incorporated by reference herein.
Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     See Item 1.01.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
      The following exhibit is filed herewith:
1.1	Underwriting Agreement among Anixter Inc., Anixter International Inc. and Banc of America Securities LLC, dated March 6, 2009

4.1.	Second Supplemental Indenture by and among Anixter Inc., Anixter International Inc. and The Bank of New York Mellon Trust Company, N.A., dated as of March 11, 2009

4.2	Form of 10% Senior Note due 2014

99.1	Press Release, dated March 11, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.
March 11, 2009	By:	/s/ Dennis J. Letham
Dennis J. Letham
Executive Vice President – Finance and Chief Financial Officer

ANIXTER INC.
March 11, 2009	By:	/s/ Dennis J. Letham
Dennis J. Letham
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement among Anixter Inc., Anixter International Inc. and Banc of America Securities LLC, dated March 6, 2009

4.1	Second Supplemental Indenture by and among Anixter Inc., Anixter International Inc. and The Bank of New York Mellon Trust Company, N.A., dated as of March 11, 2009

4.2	Form of 10% Senior Note due 2014

99.1	Press Release, dated March 11, 2009